                                  EXHIBIT 10.21

                             SECOND AMENDMENT TO THE
                           BELDEN WIRE & CABLE COMPANY
                    SUPPLEMENTAL EXCESS DEFINED BENEFIT PLAN

WHEREAS, Belden Wire & Cable Company (hereinafter referred to as the "Company") established the Belden Wire & Cable Company Supplemental Excess Defined Benefit Plan (hereinafter referred to as the "Plan") restated as of January 1, 1998, for the benefit of certain employees of the Employer;

WHEREAS, Section 1 of Article IX of the Plan in effect prior to this amendment provides that the Company may amend the Plan at any time;

WHEREAS, the Company deems it desirable to make certain revisions to the Plan;

NOW, THEREFORE, the Plan is amended hereinafter set forth, effective January 1, 2001.

Article 4, Section 1(A) is hereby deleted and replaced with the following:

"(A) the provisions of the Pension Plan providing for the limitation of compensation and benefits in accordance with Code Section 401(a)(17) and/or Code Section 415 were inapplicable, less the benefit actually payable to or on behalf of the Participant under the Pension Plan; or"

Article 4, Section 2 is hereby deleted and replaced with the following:

"SECTION 4.2      DEATH BENEFITS

         In the event a Participant dies before his interest under the Plan has been distributed to him in full, any remaining interest, or portion thereof, shall be determined pursuant to Section 4.1 and distributed to his Beneficiary who shall be the person designated as his beneficiary under the Pension Plan. Such benefit shall be payable in a lump sum equal to the death benefit payable under the Pension Plan, determined as if the provisions of the Pension Plan providing for the limitation of compensation and benefits in accordance with Code Section 401(a)(17) and/or Code Section 415 were inapplicable, less the lump sum death benefit actually payable under the Pension Plan."

IN WITNESS WHEREOF, Belden Wire & Cable Company, by its duly authorized officer, executes this amendment on the 1st day of January, 2001.

                                                     BELDEN WIRE & CABLE COMPANY

                                                     By:  /s/Cathy O. Staples
                                                          ----------------------

                                                     Its: Vice President

                                                     Date:  January 1, 2001

Attest:  /s/Eivind J. Kolemainen
         -----------------------

                                                                     Page 2 of 2